Summary Prospectus October 9, 2026

American Drive Variable Insurance Trust

American Drive Moderate Allocation Portfolio

Class I, Class S

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at https://www.hantzgroup.com. You can also get this information at no cost by calling 1-248-304-2855 or by sending an email request to advit.ops@hantzgroup.com.

INVESTMENT OBJECTIVE

American Drive Moderate Allocation Portfolio (the “Fund”) seeks a balance between long-term growth of capital, conservation of principal and current income.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract. If these charges were reflected, the fees and expenses in the table would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class S
Management Fees	0.60%	0.60%
Distribution and Service (Rule 12b-1) Fees	None	0.25%
Other Expenses(1)	0.14%	0.14%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses(2)	0.75%	1.00%
Fee Waiver and/or Expense Reimbursement	0.09%	0.09%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(3)	0.66%	0.91%

(1)	Other expenses are based on estimated expenses for the current fiscal year.
(2)	Hantz Financial Services, Inc. (the “Adviser”) has entered into subadvisory agreements with various subadvisers and sub-subadvisers. The subadvisers, sub-subadvisers or their respective affiliates may serve as investment advisers or subadvisers to other registered investment companies, including exchange-traded funds and mutual funds (the “Affiliated Funds”). Pursuant to a subadvisory agreement, the subadvisers and/or sub-subadvisers may invest a portion of the Fund’s assets allocated to them in Affiliated Funds advised or subadvised by such subadviser, sub-subadviser or its affiliates. Each subadviser and/or sub-subadviser will waive its management fee on any portion of the Fund’s assets that are invested in Affiliated Funds advised or subadvised by such subadviser, sub-subadviser or its affiliates.
(3)	The Adviser has contractually agreed to reimburse the Fund to the extent that the Fund’s annualized expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions and transactional and other investment-related costs and expenses, payments under a Fund’s investment management contract, borrowings, acquired fund fees and expenses, distribution and shareholder servicing fees (whether paid pursuant to a Rule 12b-1 plan or otherwise), foreign tax reclaim expenses, expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary or non-routine expenses such as litigation or potential litigation and indemnification costs, costs incurred in connection with any merger or reorganization with, or the acquisition of all or substantially all of the assets of, another fund, redomiciling the Fund, or expenses incurred in the formation and organization of the Fund and the initial registration and offering of the Fund shares) exceed 0.05% of average daily net assets for Class I shares and Class S shares. This agreement is effective through December 31, 2027 and may not be terminated without the consent of the Board of Trustees prior to that date. Hantz Financial may recoup amounts previously waived or reimbursed for a period not to exceed three years from the date on which such waiver or reimbursement was made, provided that the Fund’s total annualized expenses (after recoupment) do not exceed the lesser of (a) the expense limit in effect at the time of the waiver and (b) the expense limit in effect at the time of the recoupment.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account, variable life insurance, or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years
Class I	$67	$231
Class S	$93	$298

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing in equity and debt securities that offer primarily the opportunity for growth but may provide dividend income while also constructing the portfolio to protect principal or may limit volatility.

Under normal circumstances, the Fund allocates approximately 60% of its assets to common stocks and other equity investments (as described below) and 40% of its assets to fixed-income securities and/or underlying funds that invest primarily in fixed-income securities. The investments in equity are generally based on an active approach to investing, while investments in fixed income may take an active or a passive approach to investing. The Fund may hold a portion of its assets in cash or cash equivalents.

Hantz Financial Services, Inc., the Fund’s investment adviser (“Hantz Financial” or the “Adviser”), and Forefront Analytics, LLC (“Forefront”), a subadviser, determine the Fund’s asset allocation strategy. Franklin Advisers, Inc. (“Franklin”), a subadviser, implements this strategy with respect to the fixed-income sleeve and Brandes Investment Partners, L.P. (“Brandes”), Segall Bryant & Hamill, LLC (“SBH”), Congress Asset Management Company, LLP (“Congress”), and Neuberger Berman Investment Advisers LLC (“Neuberger” and collectively, with Brandes, SBH and Congress, the “Sub-subadvisers”), together with Forefront, implement this strategy with respect to the equity sleeve. The Sub-subadvisers assist Hantz Financial and Forefront on a non-discretionary basis in identifying, evaluating and providing recommendations as to securities for investment in portions of the Fund’s equity sleeve. Franklin assists Hantz Financial and Forefront in identifying, evaluating and executing trades of securities in the fixed-income sleeve. The Fund is rebalanced periodically (typically monthly) to maintain the target asset allocations in which the Fund is invested. Actual allocations between equity and fixed-income investments will typically not vary from the Fund’s target asset allocations by more than 10%, although Hantz and Forefront may determine in light of market conditions or other factors that a greater variation is warranted to protect the Fund or achieve its investment goal.

Equity Investments. The equity securities in which the Fund invests are issued by companies of various sizes, including large-cap, mid-cap and small-cap companies. The Fund normally invests across a range of sectors and industries in both domestic and international equity investments. The Fund’s investments may include holdings in privately held companies and companies that only recently began to trade publicly.

In selecting equity investments for the Fund, the Adviser, Forefront and the Sub-subadvisers are not constrained by any particular investment style. The Fund may invest in the stocks of companies the Adviser, Forefront or a Sub-subadviser believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

Fixed-Income Investments. The Fund generally will not invest more than 40% of its total assets in fixed-income securities. The Fund’s fixed-income investments may include investments in underlying funds, including ETFs, that invest primarily in fixed-income securities.

The Fund on its own or through investments in underlying ETFs may invest in a variety of sectors and credit qualities within fixed income. These investments may include U.S. Treasury and agency securities, including those with longer durations; inflation-linked bonds; domestic and foreign investment-grade corporate bonds; below-investment-grade corporate bonds (commonly referred to as “high-yield” or “junk” bonds); asset-backed securities; mortgage-backed securities (including commercial mortgage-backed securities and non-agency residential mortgage-backed securities); collateralized loan obligations (CLOs); bank loans; emerging markets debt; and municipal securities.

The Fund may also use derivative instruments for investment and risk management purposes. These may include, but are not limited to, U.S. Treasury futures and options on such futures; currency forwards; currency options and currency futures (and options on such futures); interest rate swaps; currency swaps; swaps, including credit default swaps and options on such swaps; and options.

The Fund may purchase or sell securities on a when-issued, delayed delivery, to-be-announced or forward commitment basis.

The percentage allocated to an underlying fund is based in part on the asset allocation and selection models run by Franklin and the Sub-subadvisers.

The Fund and some of the underlying funds may utilize a number of derivatives in order to execute their investment strategy.

Principal Risks

The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.

Equity Securities Risk. Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.

Fixed-Income Securities Risk. The values of fixed-income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, regulatory, public health, and other conditions affecting a particular type of security or issuer or fixed-income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, pandemics, terrorist attacks, war, and other geopolitical events can have a dramatic, adverse effect on the debt market and the overall liquidity of the market for fixed-income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed-income securities are subject to interest rate risk (the risk that the value of a fixed-income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), duration risk (the risk that longer-term securities may be more sensitive to interest rate changes), inflation risk (the risk that as inflation increases, the present value of the Fund’s fixed-income investment typically will decline), and credit risk.

Allocation Risk. There is no assurance that allocation decisions regarding the Funds’ specific investments will result in the desired performance effects. There is a risk that the Adviser’s and Subadvisers’ evaluations and assumptions regarding asset classes may be incorrect in view of actual market conditions.

Bank Loans Risk. Many of the risks associated with bank loans are similar to the risks of investing in below investment-grade debt securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are typically supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund, or the Fund may be prevented or delayed from realizing on the collateral. Some loans may be unsecured; unsecured loans generally present a greater risk of loss to the Fund if the issuer defaults. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will depend on the third party’s willingness and ability to make those payments to the Fund. The settlement time for certain loans is longer than the settlement time for many other types of investments, and the Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment. Interests in some bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund believes to be a fair price. Some loans may not be considered “securities” for certain purposes under the federal securities laws, and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Below Investment-Grade Debt Securities Risk. Below investment-grade debt securities, commonly known as “junk” or “high-yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

Cash Position Risk. If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.

Collateralized Loan Obligations Risk. A Fund may invest in collateralized debt obligations (“CDOs”), including collateralized loan obligations (“CLOs”). CLOs and other CDOs are types of asset-backed securities. A CLO is typically an obligation of a trust backed (or collateralized) by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other types of CDOs may include, by way of example, obligations of trusts backed by other types of assets representing obligations of various types, and may include high risk, below investment-grade debt obligations. CLOs and other CDOs may pay management fees and administrative expenses. The risk profile of an investment in CLO or other CDO depends largely on the type of the collateral securities and the class of the instrument in which a Fund invests.

Concentration Risk. The Funds have a fundamental policy not to invest more than 25% of the current value of each Fund’s total assets in any one industry, except that this policy does not apply to: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. government securities. However, the Funds reserve the right to concentrate their investments (i.e., invest 25% or more of their total assets in securities of issuers in a particular industry) to approximately the same extent that the S&P 500 Index (the “Index”) concentrates in a specific industry. To the extent that each Fund concentrates in a particular industry, it may be more susceptible to economic conditions and risks particular to that industry.

Convertible Securities Risk. Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.

Credit Risk. Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed-income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Defaulted and Distressed Securities Risk. Because the issuer of such securities is in default and is likely to be in distressed financial condition, repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring, or in bankruptcy or insolvency proceedings) is uncertain. To the extent the Fund is invested in distressed securities, its ability to achieve current income for its shareholders may be diminished.

Derivatives Risk. Derivatives can create investment leverage and involve counterparty credit risk. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated.

Emerging Markets Risk. Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have more volatile interest and currency exchange rates, less market regulation, and less developed and less stable economic, political and legal systems than those of more developed countries. There may be less publicly available and reliable information about issuers in emerging markets than is available about issuers in more developed markets. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems. Some emerging markets may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar. Certain emerging markets are sometimes referred to as “frontier markets.” Frontier markets, the least advanced capital markets in the developing world, are subject to heightened emerging markets risks.

Environmental, Social, and Governance Considerations. With respect to certain Funds, certain environmental, social, and governance (“ESG”) factors, either quantitative or qualitative, may be considered by a Fund’s subadviser(s) in making investment decisions for the Fund as part of the investment process to implement the Fund’s investment strategy in pursuit of its investment objective. For these Funds, ESG factors are only one of many considerations that a subadviser may evaluate for any potential issuer or investment. The extent to which any ESG factors will affect a subadviser’s decision to invest in an issuer, if at all, will vary and depend on the analysis and judgment of the subadviser. The incorporation of ESG factors may not work as the subadviser intended.

A Fund’s portfolio will not be solely based on ESG considerations, and therefore the issuers in which the Fund invests may not be considered ESG-focused companies. The incorporation of ESG factors into a Fund’s investment process does not mean that every investment or potential investment undergoes an ESG review, and a Fund’s investment adviser or subadviser may not consider or identify every ESG factor for every investment the Fund makes, particularly, for example, in cases where ESG-related data for a potential investment is unavailable.

Foreign Investment Risk; Currency Risk. Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, public health, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action, or threat thereof, such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security trading suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. Sanctions, or the threat of sanctions, may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Fund. In the event of nationalization, expropriation, confiscation, or other government action, intervention, or restriction, the Fund could lose its entire investment in a particular foreign issuer or country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries and with respect to certain types of investments, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, less stringent investor protection and disclosure standards, less reliable settlement practices, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments, and greater volatility in currency exchange rates, and are more susceptible to environmental problems. Non-U.S. transaction costs, such as brokerage commissions and custody costs, may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, geopolitical, public health, and other conditions than the U.S. market. The Fund may invest in foreign securities known as depositary receipts. Investments in depositary receipts are subject to the same risks as direct investment in foreign securities, which include market, political, currency, and regulatory risks.

Growth Company Risk. The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.

Hedging Risk. The Fund’s attempts at hedging and taking long and short positions in currencies may not be successful and could cause the Fund to lose money or fail to get the benefit of a gain on a hedged position. If expected changes to securities prices, interest rates, currency values, and exchange rates, or the creditworthiness of an issuer are not accurately predicted, the Fund could be in a worse position than if it had not entered into such transactions.

Inflation-Linked Securities Risk. Such securities may change in value in response to actual or anticipated changes in inflation rates in a manner unanticipated by the Fund’s portfolio manager or investors generally. Inflation-linked securities are subject to fixed-income securities risks. When inflation is low, declining, or negative, the Fund’s performance could lag the performance of more conventional bond funds. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy (or expectations that such policies will change), and the Fund’s investments may not keep pace with inflation, which may result in losses to the Fund’s investors.

Investment Style Risk. The returns from a certain investment style may be lower than the returns from the overall stock market. Growth stock prices frequently reflect projections of future earnings or revenues, and if earnings growth expectations are not met, their stock prices will likely fall, which may reduce the value of a Fund’s investment in those stocks. Over market cycles, different investment styles may sometimes outperform other investment styles (for example, growth investing may outperform value investing).

Large Company Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Leveraging Risk. Instruments and transactions, including derivatives, dollar roll, and reverse repurchase agreement transactions, that create leverage may cause the value of an investment in the Fund to be more volatile, could result in larger losses than if they were not used, and tend to compound the effects of other risks.

Liquidity Risk. Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.

Management and Operational Risk. The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective, and the Fund is subject to the risk that the manager’s assessment of an investment is wrong. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses. The Fund also runs the risk that deficiencies in the Adviser’s, Subadviser’s, or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

Market Risk. The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock and bond markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health, and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Mortgage- and Asset-Backed Securities Risk. Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the security. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. The Fund’s investments in mortgage-backed securities may make the Fund’s net asset value more susceptible to economic, market, political, and other developments affecting the residential and commercial real estate markets and the servicing of mortgage loans secured by real estate properties. During periods of difficult economic conditions, delinquencies and losses on commercial mortgage-backed investments in particular generally increase, including as a result of the effects of those conditions on commercial real estate markets, the ability of commercial tenants to make loan payments, and the ability of a property to attract and retain commercial tenants. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be highly volatile. Litigation with respect to the representations and warranties given in connection with the issuance of mortgage-backed securities can be an important consideration in investing in such securities, and the outcome of any such litigation could significantly impact the value of the Fund’s mortgage-backed investments.

Pooled Investments Risk. Investments in other investment companies or private investment vehicles expose the Fund indirectly to all of the risks applicable to any other investment company or pool in which it invests, including that the investment company or pool will not perform as expected. Investments in other investment companies or private pools may be illiquid, may be leveraged, and may be highly volatile. Investing in other investment companies or private investment vehicles sponsored or managed by the investment adviser or subadviser, as applicable, or affiliates of the investment adviser or subadviser, as applicable, involves potential conflicts of interest. For example, the investment adviser or subadviser, as applicable, or their affiliates may receive fees based on the amount of assets invested in such other investment vehicles, which fees may be higher than the fees the investment adviser or subadviser, as applicable, receives for managing the investing Fund. Investment by a Fund in those other vehicles may be beneficial in the management of those other vehicles, by helping to achieve economies of scale or enhancing cash flows. Due to this and other factors, the investment adviser or subadviser, as applicable, will have an incentive to invest a portion of a Fund’s assets in investment vehicles sponsored or managed by the investment adviser or subadviser, as applicable, or their affiliates in lieu of investments by the Fund directly in portfolio securities, and will have an incentive to invest in such investment vehicles over non-affiliated investment companies. The investment adviser or subadviser, as applicable, will have no obligation to select the least expensive or best performing funds available to serve as an underlying investment vehicle.

Preferred Stock Risk. Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend. Preferred stocks are also subject to additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Quantitative Models Risk. Certain portfolio managers use quantitative models as part of the idea generation process. Quantitative models are based upon many factors that measure individual securities relative to each other. Such models may not produce the intended results and can be adversely affected by errors or imperfections in the factors or the data on which measurements are based, changing sources of market return or market risk, human error, or any technical issues with or errors in the design, construction, implementation, or maintenance of the models.

REIT Risk. Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments. As a shareholder in a REIT, the Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.

Restricted Securities Risk. The Fund may hold securities that are restricted as to resale under U.S. federal securities laws, such as securities in certain privately held companies. Such securities may be highly illiquid and their values may experience significant volatility. Restricted securities may be difficult to value.

Sector Risk. The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.

Small- and Mid-Cap Company Risk. Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

Sovereign Debt Obligations Risk. Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Many sovereign debt obligations may be rated below investment grade (“junk” or “high-yield” bonds). Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.

U.S. Government Securities Risk. Obligations of certain U.S. Government agencies and instrumentalities are not backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to such agencies and instrumentalities.

Valuation Risk. The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued in connection with investments in international investment-grade corporate bonds, high yield corporate bonds (commonly referred to as “junk bonds”) and mortgages.

Value Company Risk. The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the Adviser or Subadviser judges to be undervalued may actually be appropriately priced.

When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk. These transactions may create leverage and involve a risk of loss if the value of the securities declines prior to settlement.

PERFORMANCE INFORMATION

Performance for the Fund has not been included because the Fund has less than one full calendar year of operations.

MANAGEMENT

Investment Adviser: Hantz Financial Services, Inc.

Subadvisers: Forefront Analytics, LLC and Franklin Advisers, Inc.

Sub-subadvisers: Brandes Investment Partners, L.P., Congress Asset Management Company, LLP, Neuberger Berman Investment Advisers LLC and Segall Bryant & Hamill, LLC.

Portfolio Managers:

Albert Chan, CFA is Head of Portfolio Construction & Analytics at Franklin Advisers, Inc. He has managed the Fund since its inception (October 2026).

Jesse Hurwitz, CFA is a Research Analyst and Portfolio Manager at Franklin Advisers, Inc. He has managed the Fund since its inception (October 2026).

Patrick Klein, Ph.D. is a Senior Vice President at Franklin Advisers, Inc. He has managed the Fund since its inception (October 2026).

Michael V. Salm is a Senior Vice President and Portfolio Manager at Franklin Advisers, Inc. He has managed the Fund since its inception (October 2026).

Christopher Geczy, Ph.D. is Founder, Chief Executive Officer and Chief Investment Officer at Forefront Analytics, LLC. He has managed the Fund since its inception (October 2026).

Wenjie (Nancy) Gao, MBA, CFA, FRM is a Senior Portfolio Manager at Forefront Analytics, LLC. She has managed the Fund since its inception (October 2026).

Athanasios (Thanos) Tsirukis, Ph.D., MBA is a Senior Portfolio Manager at Forefront Analytics, LLC. He has managed the Fund since its inception (October 2026).

Shengyang (Evan) Xu, CFA, FRM is a Portfolio Manager at Forefront Analytics, LLC. He has managed the Fund since its inception (October 2026).

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as Hantz Financial. An investor should consult the company issuing the investor’s variable life insurance or variable annuity contract to determine how to make redemptions.

TAX INFORMATION

Dividends and capital gain distributions are paid to the insurance company separate accounts. Variable life insurance and variable annuity contract owners should refer to the variable life insurance or variable annuity product prospectus or consult with their own tax adviser for information regarding the tax consequences of their investment.

PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES

The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable insurance contract or may create a conflict of interest by influencing the insurance company or other intermediary to recommend the variable insurance contract over another investment. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.